[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                 C-BASS 2004-CB6

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[          ] (APPROXIMATE)
                                     C-BASS
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2004-CB6

                               [C-BASS(SM) LOGO]

               CREDIT-BASED ASSET SERVICING AND SECURITIZATION LLC
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                            LITTON LOAN SERVICING LP
                                    SERVICER

                                 AUGUST 20, 2004

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                 C-BASS 2004-CB6

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                 C-BASS 2004-CB6

                             C-BASS SERIES 2004-CB6
              GROUP I MORTGAGE LOAN CHARACTERISTICS SUMMARY REPORT

SUMMARY                                                               TOTAL              MINIMUM           MAXIMUM
-------                                                               -----              -------           -------
Aggregate Current Principal Balance                              $222,788,882.13
Number of Mortgage Loans                                                   1,379
(1)Average Outstanding Principal Balance                         $    161,558.29       $ 18,491.30       $ 543,078.80
(1)Average Original Loan Balance                                 $    162,007.42       $ 19,500.00       $ 544,000.00
(1)Weighted Average Current Combined Loan-to-Value Ratio                   82.63%            24.04%            100.00%
(1)Weighted Average Loan Rate                                              6.990%            3.125%            14.125%
(1)Weighted Average Gross Margin                                           5.571%            1.000%            11.380%
(1)Weighted Average Initial Periodic Cap                                   1.775%            1.000%             6.000%
(1)Weighted Average Subsequent Periodic Cap                                1.373%            1.000%             3.000%
(1),(2),(4)Weighted Average Minimum Interest Rate                          6.998%            1.500%            14.125%
(1)Weighted Average Maximum Interest Rate                                 13.734%            9.625%            21.850%
(1)Weighted Average Original Term to Maturity (months)                       359               300                360
(1)Weighted Average Remaining Term to Stated Maturity (months)               355               213                358
(1)Weighted Average Term to Roll (months)                                     22                 1                 58
(1),(3)Weighted Average Credit Score                                         642               447                810

(1)Average or Weighted Average reflected in Total.

(2)94.72% of the Group I Mortgage Loans have minimum interest rates.

(3)100.00% of the Group I Mortgage Loans have FICO Scores.

(4)Non-zero Weighred Average and Minimum value.

                                                                       PERCENT OF CUT-OFF DATE
                                                  RANGE                   PRINCIPAL BALANCE
                                                  -----                   -----------------
PRODUCT TYPE                                 Fully Amortizing                   100.00%
                                             Balloon Payment                      0.00%

LIEN                                         First                              100.00%
                                             Second                               0.00%

ADJUSTMENT TYPE                              Fixed                                0.00%
                                             ARMs                               100.00%

PAYMENT TYPE                                 Actuarial                           83.33%
                                             Interest Only                       16.67%
                                             Simple Interest                      0.00%

INDEX TYPE                                   6 Month LIBOR                       97.29%
                                             Other Indices                        2.71%

GEOGRAPHIC DISTRIBUTION                      California                          31.45%
                                             Florida                            725.00%
                                             Illinois                           524.00%
                                             New York                           467.00%
                                             Washington                         430.00%

LARGEST ZIP CODE CONCENTRATION               90044                                0.58%

SUB-PRIME LOANS                                                                  99.39%

FHA-VA LOANS                                                                      0.14%

SELLER FINANCED LOANS                                                             0.00%

LOANS WITH BORROWER PMI                                                           0.25%

LOANS WITH PREPAYMENT PENALTIES                                                  72.26%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                             C-BASS 2004-CB6

                                PRINCIPAL BALANCE

                                                                                                    % OF AGGREGATE
                                                 NUMBER                AGGREGATE               PRINCIPAL BALANCE OF THE
                                               OF MORTGAGE        PRINCIPAL BALANCE             GROUP I MORTGAGE LOANS
PRINCIPAL BALANCE OUTSTANDING                     LOANS              OUTSTANDING                      OUTSTANDING
-----------------------------                  -----------        -----------------            ------------------------
$1 to $50,000                                        25            $  1,012,110.99                        0.45%
$50,001 to $100,000                                 325              25,055,304.08                       11.25
$100,001 to $150,000                                366              45,884,187.89                       20.60
$150,001 to $200,000                                277              48,222,862.37                       21.65
$200,001 to $250,000                                169              37,771,887.68                       16.95
$250,001 to $300,000                                128              34,871,375.85                       15.65
$300,001 to $350,000                                 70              22,208,389.08                        9.97
$350,001 to $400,000                                 10               3,809,465.47                        1.71
$400,001 to $450,000                                  7               2,930,767.34                        1.32
$450,001 to $500,000                                  1                 479,452.58                        0.22
$500,001 to $550,000                                  1                 543,078.80                        0.24
                                                  -----            ---------------                      ------
TOTAL:                                            1,379            $222,788,882.13                      100.00%
                                                  -----            ---------------                      ------

                                   FICO SCORE

                                                              % OF AGGREGATE
                          NUMBER          AGGREGATE       PRINCIPAL BALANCE OF THE
                        OF MORTGAGE  PRINCIPAL BALANCE     GROUP I MORTGAGE LOANS
FICO SCORE                 LOANS        OUTSTANDING              OUTSTANDING
----------              -----------  ------------------   ------------------------
441 to 460                     2     $       317,691.37             0.14%
461 to 480                     4             209,641.97             0.09
481 to 500                     7             678,020.08             0.30
501 to 520                    29           4,239,482.52             1.90
521 to 540                    31           4,702,686.30             2.11
541 to 560                    32           4,469,220.01             2.01
561 to 580                   131          20,020,181.27             8.99
581 to 600                   160          24,596,168.53            11.04
601 to 620                   138          20,700,271.40             9.29
621 to 640                   198          30,468,851.50            13.68
641 to 660                   187          27,860,483.67            12.51
661 to 680                   164          29,189,903.45            13.10
681 to 700                    97          18,026,165.29             8.09
701 to 720                    81          14,733,970.20             6.61
721 to 740                    49           9,438,287.53             4.24
741 to 760                    26           4,744,062.92             2.13
761 to 780                    22           4,316,184.56             1.94
781 to 800                    19           3,676,825.41             1.65
801 to 820                     2             400,784.15             0.18
                           -----     ------------------           ------
TOTAL:                     1,379     $   222,788,882.13           100.00%
                           -----     ------------------           ------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                             C-BASS 2004-CB6

                            ORIGINAL TERM TO MATURITY

                                                                                     % OF AGGREGATE
                                       NUMBER                 AGGREGATE         PRINCIPAL BALANCE OF THE
ORIGINAL TERM TO MATURITY            OF MORTGAGE          PRINCIPAL BALANCE      GROUP I MORTGAGE LOANS
          (MONTHS)                      LOANS                OUTSTANDING                OUTSTANDING
-------------------------            -----------          -----------------     ------------------------
289 to 300                                 20              $  4,268,643.63                  1.92%
349 to 360                              1,359               218,520,238.50                 98.08
                                        -----              ---------------                ------
TOTAL:                                  1,379              $222,788,882.13                100.00%
                                        -----              ---------------                ------

                        REMAINING TERM TO STATED MATURITY

                                                                                     % OF AGGREGATE
                                        NUMBER                 AGGREGATE        PRINCIPAL BALANCE OF THE
REMAINING TERM TO STATED MATURITY     OF MORTGAGE         PRINCIPAL BALANCE      GROUP I MORTGAGE LOANS
            (MONTHS)                     LOANS               OUTSTANDING               OUTSTANDING
---------------------------------     -----------         -----------------     ------------------------
205 to 216                                   1             $     60,639.72                  0.03%
253 to 264                                   3                  252,469.23                  0.11
265 to 276                                   3                  252,594.37                  0.11
277 to 288                                  18                1,220,619.87                  0.55
289 to 300                                  21                4,432,033.14                  1.99
301 to 312                                   3                  612,206.85                  0.27
325 to 336                                   3                  668,012.20                  0.30
337 to 348                                  40                4,966,675.73                  2.23
349 to 360                               1,287              210,323,631.02                 94.40
                                         -----             ---------------                ------
TOTAL:                                   1,379             $222,788,882.13                100.00%
                                         -----             ---------------                ------

                                  PROPERTY TYPE

                                                                        % OF AGGREGATE
                                NUMBER            AGGREGATE        PRINCIPAL BALANCE OF THE
                              OF MORTGAGE     PRINCIPAL BALANCE     GROUP I MORTGAGE LOANS
    PROPERTY TYPE                LOANS           OUTSTANDING               OUTSTANDING
--------------------          -----------    ------------------    -------------------------
Single Family                      890       $   142,917,971.49              64.15%
PUD                                119            22,505,166.88              10.10
Condominium                        111            18,493,125.18               8.30
2-Family                            63            14,437,897.93               6.48
Manufactured Housing               143            13,261,261.56               5.95
3-Family                            24             5,789,315.57               2.60
4-Family                            18             4,392,339.97               1.97
Mobile Home                          9               834,853.25               0.37
Mixed Use                            1               123,604.72               0.06
Townhouse                            1                33,345.58               0.01
                                 -----       ------------------             ------
TOTAL:                           1,379       $   222,788,882.13             100.00%
                                 =====       ==================             ======

                                    OCCUPANCY

                                                                      % OF AGGREGATE
                            NUMBER             AGGREGATE         PRINCIPAL BALANCE OF THE
                          OF MORTGAGE     PRINCIPAL BALANCE       GROUP I MORTGAGE LOANS
 OCCUPANCY                   LOANS           OUTSTANDING                OUTSTANDING
-----------               -----------    ------------------      ------------------------
Primary                      1,200       $   196,418,515.15                 88.16%
Investment                     156            23,046,146.98                 10.34
Second Home                     23             3,324,220.00                  1.49
                             -----       ------------------                ------
TOTAL:                       1,379       $   222,788,882.13                100.00%
                             =====       ==================                ======

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                             C-BASS 2004-CB6

                                  LOAN PURPOSE

                                                                              % OF AGGREGATE
                                  NUMBER              AGGREGATE          PRINCIPAL BALANCE OF THE
                                OF MORTGAGE       PRINCIPAL BALANCE       GROUP I MORTGAGE LOANS
    LOAN PURPOSE                   LOANS             OUTSTANDING                OUTSTANDING
--------------------            -----------      ------------------      ------------------------
Purchase                             682         $   112,554,993.45                50.52%
Equity Refinance                     604              98,429,933.07                44.18
Rate/Term Refinance                   93              11,803,955.61                 5.30
                                   -----         ------------------               ------
TOTAL:                             1,379         $   222,788,882.13               100.00%
                                   =====         ==================               ======

                           CURRENT MORTGAGE LOAN RATE

                                                                                % OF AGGREGATE
                                    NUMBER              AGGREGATE          PRINCIPAL BALANCE OF THE
         RANGE OF                 OF MORTGAGE      PRINCIPAL BALANCE        GROUP I MORTGAGE LOANS
CURRENT MORTGAGE LOAN RATES          LOANS            OUTSTANDING                 OUTSTANDING
---------------------------       -----------     ------------------       ------------------------
 3.001% to  3.500%                      1         $       163,389.51                 0.07%
 3.501% to  4.000%                      1                 106,736.76                 0.05
 4.001% to  4.500%                     10               1,668,194.54                 0.75
 4.501% to  5.000%                     22               4,829,393.95                 2.17
 5.001% to  5.500%                     74              15,523,546.61                 6.97
 5.501% to  6.000%                     76              14,397,345.90                 6.46
 6.001% to  6.500%                    175              30,476,300.15                13.68
 6.501% to  7.000%                    329              57,345,214.96                25.74
 7.001% to  7.500%                    234              37,359,088.67                16.77
 7.501% to  8.000%                    207              29,812,960.66                13.38
 8.001% to  8.500%                    115              15,251,766.80                 6.85
 8.501% to  9.000%                     72               9,642,398.46                 4.33
 9.001% to  9.500%                     29               3,333,424.14                 1.50
 9.501% to 10.000%                     14               1,336,147.27                 0.60
10.001% to 10.500%                     10                 664,152.23                 0.30
10.501% to 11.000%                      6                 430,973.31                 0.19
11.001% to 11.500%                      1                 288,900.42                 0.13
12.501% to 13.000%                      1                  24,047.99                 0.01
13.001% to 13.500%                      1                 110,498.35                 0.05
14.001% to 14.500%                      1                  24,401.45                 0.01
                                    -----         ------------------               ------
TOTAL:                              1,379         $   222,788,882.13               100.00%
                                    -----         ------------------               ------

                      CURRENT COMBINED LOAN-TO-VALUE RATIO

                                                                                   % OF AGGREGATE
                                    NUMBER             AGGREGATE              PRINCIPAL BALANCE OF THE
      RANGE OF CURRENT            OF MORTGAGE      PRINCIPAL BALANCE           GROUP I MORTGAGE LOANS
COMBINED LOAN-TO-VALUE RATIOS        LOANS            OUTSTANDING                    OUTSTANDING
-----------------------------     -----------      ------------------         ------------------------
20.01% to  30.00%                        4         $       285,941.29                   0.13%
30.01% to  40.00%                        3                 325,712.30                   0.15
40.01% to  50.00%                       14               2,095,528.97                   0.94
50.01% to  60.00%                       30               4,809,948.58                   2.16
60.01% to  70.00%                       87              13,521,365.09                   6.07
70.01% to  80.00%                      614             100,107,979.43                  44.93
80.01% to  90.00%                      429              67,421,039.47                  30.26
90.01% to 100.00%                      198              34,221,367.00                  15.36
                                     -----         ------------------                 ------
TOTAL:                               1,379         $   222,788,882.13                 100.00%
                                     -----         ------------------                 ------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                             C-BASS 2004-CB6

                             GEOGRAPHIC DISTRIBUTION

                                                                                % OF AGGREGATE
                                       NUMBER            AGGREGATE         PRINCIPAL BALANCE OF THE
                                    OF MORTGAGE      PRINCIPAL BALANCE      GROUP I MORTGAGE LOANS
 STATE OR TERRITORY                    LOANS            OUTSTANDING               OUTSTANDING
--------------------                -----------     ------------------     ------------------------
California                               326        $    70,076,413.91               31.45%
Florida                                  112             16,147,796.38                7.25
Illinois                                  73             11,682,496.04                5.24
New York                                  43             10,410,866.61                4.67
Washington                                61              9,586,617.50                4.30
Texas                                     81              8,672,875.46                3.89
Michigan                                  69              8,102,797.71                3.64
Massachusetts                             33              7,127,071.34                3.20
New Jersey                                29              6,262,733.78                2.81
Colorado                                  34              5,532,870.03                2.48
Arizona                                   37              5,528,469.22                2.48
Nevada                                    35              5,500,994.13                2.47
Maryland                                  30              5,482,601.82                2.46
Oregon                                    37              5,078,750.12                2.28
Virginia                                  25              4,789,136.14                2.15
Ohio                                      45              4,699,308.41                2.11
Minnesota                                 22              3,996,584.48                1.79
Connecticut                               20              3,549,480.76                1.59
Georgia                                   20              2,429,868.21                1.09
Hawaii                                     9              2,358,309.61                1.06
North Carolina                            24              2,258,748.32                1.01
Missouri                                  19              2,022,343.33                0.91
Tennessee                                 17              1,633,046.78                0.73
Rhode Island                               9              1,575,622.91                0.71
New Mexico                                15              1,447,818.33                0.65
New Hampshire                              9              1,414,908.46                0.64
Indiana                                   14              1,360,787.80                0.61
Wisconsin                                 12              1,323,327.19                0.59
Pennsylvania                              12              1,243,546.12                0.56
South Carolina                            12              1,215,783.19                0.55
Maine                                      6              1,184,616.65                0.53
Montana                                    8              1,092,392.95                0.49
Utah                                      10              1,052,308.40                0.47
Alabama                                   10              1,006,296.54                0.45
Idaho                                      9                957,264.66                0.43
Arkansas                                  10                719,619.02                0.32
Louisiana                                  6                671,583.99                0.30
Oklahoma                                   7                593,361.77                0.27
Kansas                                     5                551,201.39                0.25
Nebraska                                   5                489,003.67                0.22
Iowa                                       4                432,790.42                0.19
District of Columbia                       2                408,667.71                0.18
Delaware                                   3                288,871.76                0.13
Kentucky                                   3                242,747.56                0.11
Wyoming                                    3                241,713.88                0.11
Alaska                                     2                209,989.95                0.09
Mississippi                                1                 75,690.18                0.03
West Virginia                              1                 58,787.54                0.03
                                       -----        ------------------              ------
TOTAL:                                 1,379        $   222,788,882.13              100.00%
                                       -----        ------------------              ------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                             C-BASS 2004-CB6

                               LOAN DOCUMENTATION

                                                                                     % OF AGGREGATE
                                         NUMBER             AGGREGATE          PRINCIPAL BALANCE OF THE
                                       OF MORTGAGE      PRINCIPAL BALANCE       GROUP I MORTGAGE LOANS
   DOCUMENTATION LEVEL                    LOANS            OUTSTANDING                OUTSTANDING
-------------------------              -----------     ------------------      -------------------------
Stated Income                              620         $   108,386,386.47                 48.65%
Full Documentation                         690             104,290,965.88                 46.81
Limited Documentation                       53               8,217,749.36                  3.69
Alternate Documentation                     10               1,125,329.85                  0.51
No Documentation                             5                 672,098.05                  0.30
Streamlined Documentation                    1                  96,352.52                  0.04
                                         -----         ------------------                ------
TOTAL:                                   1,379         $   222,788,882.13                100.00%
                                         =====         ==================                ======

                               PERFORMANCE STATUS

                                                                                     % OF AGGREGATE
                                         NUMBER             AGGREGATE          PRINCIPAL BALANCE OF THE
                                       OF MORTGAGE      PRINCIPAL BALANCE       GROUP I MORTGAGE LOANS
PERFORMANCE STATUS                        LOANS            OUTSTANDING                OUTSTANDING
------------------                     -----------     ------------------      -------------------------
Current                                   1,379        $   222,788,882.13                 100.00%
                                          -----        ------------------                 ------
TOTAL:                                    1,379        $   222,788,882.13                 100.00%
                                          =====        ==================                 ======

                             PREPAYMENT PENALTY TERM

                                                                                     % OF AGGREGATE
                                         NUMBER             AGGREGATE          PRINCIPAL BALANCE OF THE
                                       OF MORTGAGE      PRINCIPAL BALANCE       GROUP I MORTGAGE LOANS
PREPAYMENT PENALTY TERM                   LOANS            OUTSTANDING                OUTSTANDING
-----------------------                -----------     ------------------      -------------------------
12 months                                   38         $     6,981,215.11                 3.13%
24 months                                  783             127,600,732.82                57.27
36 months                                  173              26,415,890.55                11.86
No Prepayment Penalty                      385              61,791,043.65                27.74
                                         -----         ------------------               ------
TOTAL:                                   1,379         $   222,788,882.13               100.00%
                                         -----         ------------------               ------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                             C-BASS 2004-CB6

                                  GROSS MARGIN

                                                               % OF AGGREGATE
                           NUMBER          AGGREGATE      PRINCIPAL BALANCE OF THE
    RANGE OF             OF MORTGAGE   PRINCIPAL BALANCE    GROUP I MORTGAGE LOANS
  GROSS MARGINS            LOANS          OUTSTANDING            OUTSTANDING
------------------       -----------  ------------------  ------------------------
0.501% to 1.000%                1     $        57,510.40             0.03%
1.001% to 1.500%                1             269,839.76             0.12
1.501% to 2.000%                1             163,389.51             0.07
2.001% to 2.500%                4             803,877.57             0.36
2.501% to 3.000%               13           2,107,483.93             0.95
3.001% to 3.500%               19           4,462,405.84             2.00
3.501% to 4.000%                6           1,022,445.95             0.46
4.001% to 4.500%               11           2,397,503.17             1.08
4.501% to 5.000%              123          13,851,897.99             6.22
5.001% to 5.500%              459          74,447,084.32            33.42
5.501% to 6.000%              530          91,223,553.80            40.95
6.001% to 6.500%               75          11,867,764.02             5.33
6.501% to 7.000%               75          10,994,308.28             4.93
7.001% to 7.500%               23           4,196,493.97             1.88
7.501% to 8.000%               20           2,925,428.58             1.31
8.001% to 8.500%                7             806,054.84             0.36
8.501% to 9.000%                4             487,812.80             0.22
9.001% to 9.500%                1              79,807.02             0.04
9.501% to 10.000%               3             406,352.68             0.18
10.001% to 10.500%              1             120,827.58             0.05
11.001% to 11.500%              2              97,040.12             0.04
                            -----     ------------------           ------
TOTAL:                      1,379     $   222,788,882.13           100.00%
                            =====     ==================           ======

                           INITIAL PERIODIC RATE CAP

                                                                    % OF AGGREGATE
                                                               PRINCIPAL BALANCE OF THE
                               NUMBER         AGGREGATE         GROUP I RATE MORTGAGE
                            OF MORTGAGE   PRINCIPAL BALANCE            LOANS
INITIAL PERIODIC RATE CAP      LOANS         OUTSTANDING            OUTSTANDING
-------------------------   -----------   -----------------    ------------------------
1.000%                           209      $  24,671,292.69              11.07%
1.500%                           871        146,035,867.72              65.55
2.000%                            35          6,903,848.91               3.10
3.000%                           251         42,523,453.35              19.09
3.025%                             3            604,296.14               0.27
3.030%                             1            159,334.09               0.07
3.035%                             2            380,700.00               0.17
3.040%                             2            428,666.79               0.19
3.135%                             1            170,000.00               0.08
5.000%                             2            504,032.93               0.23
6.000%                             2            407,389.51               0.18
                               -----      ----------------             ------
TOTAL:                         1,379      $ 222,788,882.13             100.00%
                               -----      ----------------             ------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                             C-BASS 2004-CB6

                          SUBSEQUENT PERIODIC RATE CAP

                                                                        % OF AGGREGATE
                                                                   PRINCIPAL BALANCE OF THE
                                   NUMBER          AGGREGATE         GROUP I RATE MORTGAGE
                                OF MORTGAGE    PRINCIPAL BALANCE             LOANS
SUBSEQUENT PERIODIC RATE CAP       LOANS          OUTSTANDING            OUTSTANDING
----------------------------    -----------    -----------------   ------------------------
1.000%                               478         $ 71,035,344.65            31.88%
1.500%                               873          145,962,053.10            65.52
2.000%                                 8            1,522,840.75             0.68
3.000%                                20            4,268,643.63             1.92
                                   -----         ---------------           ------
TOTAL:                             1,379         $222,788,882.13           100.00%
                                   -----         ---------------           ------

                             MAXIMUM MORTGAGE RATE

                                                                      % OF AGGREGATE
                                                                 PRINCIPAL BALANCE OF THE
                               NUMBER           AGGREGATE          GROUP I RATE MORTGAGE
       RANGE OF             OF MORTGAGE     PRINCIPAL BALANCE             LOANS
MAXIMUM MORTGAGE RATES         LOANS           OUTSTANDING             OUTSTANDING
----------------------      -----------    ------------------    ------------------------
9.501% to 10.000%                  3       $       599,572.45              0.27%
10.501% to 11.000%                 6             1,176,626.60              0.53
11.001% to 11.500%                16             3,417,088.71              1.53
11.501% to 12.000%                54            10,828,932.20              4.86
12.001% to 12.500%               112            21,778,407.46              9.78
12.501% to 13.000%               124            20,984,705.41              9.42
13.001% to 13.500%               190            30,871,511.37             13.86
13.501% to 14.000%               294            48,999,818.40             21.99
14.001% to 14.500%               212            33,627,588.47             15.09
14.501% to 15.000%               175            25,921,975.16             11.64
15.001% to 15.500%               107            14,705,352.47              6.60
15.501% to 16.000%                52             6,341,649.63              2.85
16.001% to 16.500%                21             2,391,220.67              1.07
16.501% to 17.000%                 7               435,450.31              0.20
17.501% to 18.000%                 1               195,923.77              0.09
18.001% to 18.500%                 1               288,900.42              0.13
19.501% to 20.000%                 1                24,047.99              0.01
20.001% to 20.500%                 2               134,899.80              0.06
21.501% to 22.000%                 1                65,210.84              0.03
                               -----       ------------------            ------
TOTAL:                         1,379       $   222,788,882.13            100.00%
                               -----       ------------------            ------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                             C-BASS 2004-CB6

                             MINIMUM MORTGAGE RATE

                                                                         % OF AGGREGATE
                                                                    PRINCIPAL BALANCE OF THE
                              NUMBER            AGGREGATE             GROUP I RATE MORTGAGE
       RANGE OF             OF MORTGAGE     PRINCIPAL BALANCE                 LOANS
MINIMUM MORTGAGE RATES        LOANS            OUTSTANDING                 OUTSTANDING
----------------------      -----------    ------------------       ------------------------
No floor                         77        $    11,769,514.59                  5.28%
1.001% to 1.500%                  1                 58,266.13                  0.03
1.501% to 2.000%                  2                194,203.10                  0.09
4.001% to 4.500%                  8              1,425,723.87                  0.64
4.501% to 5.000%                 20              4,666,516.68                  2.09
5.001% to 5.500%                 69             14,544,557.13                  6.53
5.501% to 6.000%                 70             13,497,720.03                  6.06
6.001% to 6.500%                161             28,146,629.85                 12.63
6.501% to 7.000%                307             53,697,078.08                 24.10
7.001% to 7.500%                222             36,179,776.37                 16.24
7.501% to 8.000%                203             29,109,946.08                 13.07
8.001% to 8.500%                112             14,890,408.61                  6.68
8.501% to 9.000%                 67              8,611,728.94                  3.87
9.001% to 9.500%                 27              3,170,021.40                  1.42
9.501% to 10.000%                12              1,162,989.94                  0.52
10.001% to 10.500%               11                784,979.81                  0.35
10.501% to 11.000%                5                358,334.64                  0.16
11.001% to 11.500%                2                361,539.09                  0.16
12.501% to 13.000%                1                 24,047.99                  0.01
13.001% to 13.500%                1                110,498.35                  0.05
14.001% to 14.500%                1                 24,401.45                  0.01
                              -----        ------------------                ------
TOTAL:                        1,379        $   222,788,882.13                100.00%
                              -----        ------------------                ------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                             C-BASS 2004-CB6

                        NEXT LOAN RATE ADJUSTMENT MONTH

                                                                      % OF AGGREGATE
                              NUMBER            AGGREGATE         PRINCIPAL BALANCE OF THE
 NEXT LOAN RATE             OF MORTGAGE     PRINCIPAL BALANCE      GROUP I MORTGAGE LOANS
ADJUSTMENT MONTH               LOANS           OUTSTANDING              OUTSTANDING
----------------            -----------     -----------------     ------------------------
September 2004                    27        $    5,057,045.32              2.27%
October 2004                       6               958,973.33              0.43
November 2004                      5               886,587.98              0.40
December 2004                      2                81,432.43              0.04
January 2005                      11               847,899.18              0.38
February 2005                      2               169,341.12              0.08
April 2005                         1                58,266.13              0.03
May 2005                           2               337,384.15              0.15
June 2005                          3               343,752.43              0.15
July 2005                          9             1,401,214.13              0.63
August 2005                       25             2,820,874.24              1.27
September 2005                    23             2,426,177.24              1.09
October 2005                      31             3,688,621.59              1.66
November 2005                     30             3,580,656.25              1.61
December 2005                     43             4,777,624.14              2.14
January 2006                      30             3,304,977.90              1.48
February 2006                      5               799,610.43              0.36
March 2006                        16             2,857,890.14              1.28
April 2006                        24             4,389,448.04              1.97
May 2006                         183            34,527,726.27             15.50
June 2006                        735           120,881,511.41             54.26
August 2006                        2               281,053.96              0.13
September 2006                     5               565,510.14              0.25
October 2006                       4               978,024.32              0.44
November 2006                      3               368,163.34              0.17
December 2006                      1                71,891.03              0.03
January 2007                       4               473,880.19              0.21
March 2007                         3               535,411.25              0.24
April 2007                        25             4,095,831.59              1.84
May 2007                          62            10,878,113.21              4.88
June 2007                         46             7,441,517.82              3.34
March 2008                         1               190,865.66              0.09
December 2008                      1               282,180.90              0.13
February 2009                      1               221,852.03              0.10
April 2009                         3               813,205.26              0.37
June 2009                          5             1,394,367.58              0.63
                               -----        -----------------            ------
TOTAL:                         1,379        $  222,788,882.13            100.00%
                               -----        -----------------            ------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.